                                                                    EXHIBIT 21.1
                         SUBSIDIARIES OF THE REGISTRANT

                                                                   Organized Under               Percentage
Consolidated Subsidiaries:                                           the Laws of                 Ownership
--------------------------                                           -----------                 ---------
2849-8954 Quebec Inc.                                                 Canada                         100%
A.H. Julius Rohde GmbH                                                Germany                        100%
Atlanta & Saint Andrews Bay Railroad Co.                              Florida                        100%
CCA de Baja California, S.A. de C.V                                   Mexico D.F.                    100%
Cameo Container Corporation                                           Illinois                       100%
Cartomills France, S.A.R.L                                            France                         100%
Cartonnages Robert Delubac S.A.R.L                                    France                        98.8%
Cascapedia Booming Company, Ltd.                                      Canada                          50%
DST Design Service Team, GmbH                                         Germany                        100%
Dalton Paper Products                                                 Georgia                         50%
Dongguan Stone Millenium Paper & Packaging Industries, Ltd.           British Virgin Islands         100%
Eastern Container Corporation                                         Massachusetts                  100%
Eurosave Institut fur Verpackungslogistik GmbH                        Germany                        100%
Eurotrend Gesellschaft GmbH                                           Germany                        100%
Fiber Innovations LLC                                                 California                      51%
Grafx Packaging Corporation                                           Ohio                            85%
Grundstrucks-Verwaltungsgesellschaft Altona mbh                       Germany                         95%
IFP Institut Fur Packungssdesign GmbH                                 Germany                        100%
IDENTITY Agent Fur Markendesign GmbH                                  Germany                        100%
Industrial Cordobesa, S.A                                             Spain                           98%
Innovative Packaging Corporation                                      Delaware                        85%
Inversiones Stone de Argentina (BVI) Ltd                              British Virgin Islands         100%
Inversiones Stone de Chile (BVI) Ltd                                  British Virgin Islands         100%
JSC Active Medical Management, Inc.                                   Delaware                       100%
JSC Brewton, Inc.                                                     Delaware                       100%
JSC Retiree Medical Management, Inc.                                  Delaware                       100%
JSC International Sales, Inc.                                         Barbados                       100%
JSCE, Inc.                                                            Delaware                       100%
Jefferson Smurfit Finance Corporation                                 Delaware                       100%
Jefferson Smurfit Corporation (U.S.)                                  Delaware                       100%
Leasing-Kontor fur Investitionsguter GmbH                             Germany                        100%
Lot 24D Redevelopment Corporation                                     Missouri                       100%
Oncorr Innovations, Inc.                                              Canada                          65%
Orangeburg Trucking, Inc.                                             South Carolina                 100%
Packaging Unlimited, Inc.                                             Delaware                       100%
PT Stone Millenium Container Indonesia                                Indonesia                      100%
Quingdao Stone Millenium Paper & Packaging Industries, Ltd.           British Virgin Islands         100%
SCC Active Medical Management, Inc.                                   Delaware                       100%
SCC Retiree Medical Management, Inc                                   Delaware                       100%
SCC Hodge, Inc                                                        Delaware                       100%
Smurfit Newsprint Corporation                                         Delaware                       100%
SSJ Corporation                                                       Delaware                       100%
SLP Finance I, Inc.                                                   Delaware                       100%
SLP Finance II, Inc.                                                  Delaware                       100%
SLP GRAFXPAK INC                                                      Delaware                       100%
Smurfit-Stone Container Canada Inc.                                   Canada                         100%
Societe Europeenne de Carton S.A.R.L                                  France                          95%
Southwest Forest Insurance Company, Ltd.                              Bermuda                        100%
Speditions-Gesellschaft Visurgis mbh                                  Germany                        100%
St. Laurent Display and Packaging Corporation                         Canada                         100%
St. Laurent Fiber Resources Corporation                               Delaware                       100%

                                                                   Organized Under               Percentage
Consolidated Subsidiaries:                                           the Laws of                 Ownership
--------------------------                                           -----------                 ---------
St. Laurent Forest Products Corporation                               Delaware                      100%
St. Laurent Packaging Corporation                                     Delaware                      100%
St. Laurent Packaging Technologies, Inc.                              Delaware                      100%
St. Laurent Paper Products Corporation                                Delaware                      100%
St. Laurent Paperboard Corporation                                    Delaware                      100%
St. Laurent Paperboard (U.S.) Inc.                                    Delaware                      100%
Stone Cartomills Luxembourg                                           Luxembourg                    100%
Stone Cartomills, S.A                                                 Belgium                       100%
Stone Cevennes Emballages, S.A                                        France                       98.8%
Stone International Services Corporation                              Delaware                      100%
Stone Container de Mexico S.A. de C.V                                 Mexico                        100%
Stone Container Finance Company of Canada                             Canada                        100%
Stone Container GmbH                                                  Germany                       100%
Stone Espana S.A                                                      Spain                         100%
Stone Europa Carton AG                                                Germany                       100%
Stone Global, Inc.                                                    Delaware                      100%
Stone Millennium (China) Holdings, Ltd.                               British Virgin                 50%
Stone Receivables Corporation                                         Delaware                      100%
Stone Truepenny H.K. Limited                                          Hong Kong                     100%
Stone Truepenny International, Inc.                                   British Virgin Islands        100%
Thunder Bay Packaging, Inc.                                           Canada                        100%
Timber Capital Holdings LLC                                           Delaware                      100%
Timber Note Holdings LLC                                              Delaware                      100%
Trobox Kartonnages B.V                                                Netherlands                   100%
Trobox Verpakkingen B.V                                               Netherlands                   100%
Usine Fracobec, Inc.                                                  Canada                        100%
WWG Weser-Werstoff-Gesellschaft mbH                                   Germany                        51%
Wellpappenwerk Waren GmbH                                             Germany                       100%

Non-consolidated Entities:
--------------------------

Aspamill Inc.                                                         Canada                         45%
Associated Paper Mills (Ontario) Limited                              Canada                         45%
B.C. Shipper Supplies Ltd.                                            Canada                         50%
Cartonex Bernal S.A                                                   Argentina                      50%
Cartonex S.A. I.C.F.Y.F                                               Argentina                      50%
Celgar Investments, Inc.                                              Canada                         49%
Complete Package Limited                                              United Kingdom                 50%
CIMIC Packaging Paper Co. Ltd.                                        British Virgin Islands       42.5%
Corrupac S.A                                                          Chile                          50%
Dyne-A-Pak                                                            Canada                         45%
Financiere Carton Papier                                              France                         50%
Florida Coast Paper Company, L.L.C                                    Delaware                       50%
Florida Coast Paper Corporation                                       Delaware                       50%
Florida Coast Paper Finance Corporation                               Delaware                       50%
Florida Coast Paper Holding Company, L.L.C                            Delaware                       50%
GfA-Gesellschaft fur Altpapier und Rohstoffe                          Germany                      33.3%
Groupement Forestier de Champlain Inc.                                Canada                         10%
Groveton Paper Board, Inc.                                            New Hampshire               62.94%
ICO, Inc.                                                             Canada                         42%
Indupa Vertriebgesellschaft mbh & Co. KG                              Germany                        50%
Laimbeer Packaging Company L.L.C.                                     Delaware                       50%
MBI Limited                                                           Canada                         50%
Maritime Containers Limited                                           Canada                         35%

                                                                   Organized Under               Percentage
Non-consolidated Entities:                                           the Laws of                 Ownership
--------------------------                                           -----------                 ---------
Maritime Paper Products Limited                                     Canada                            35%
ORPACK-Stone Corporation                                            Delaware                          49%
Paroco Rohstoffvetwertung GmbH                                      Germany                           49%
Regent Packaging Limited                                            United Kingdom                    50%
Rohstoffhandel Kiel GmbH                                            Germany                         37.5%
Rollcraft Inc.                                                      Canada                            45%
Rosenbloom Group Inc.                                               Canada                            45%
SCI Les Chenes                                                      France                            50%
SLP Finance General Partnership                                     Canada                            50%
Serpac Containers Limited                                           Canada                          49.5%
Shanghai Smurfit/CIMIC Packaging Company, Ltd.                      China                           42.5%
Shanghai Stone Millennium Packaging & Paper Industries Ltd.         China                             50%
Shiffenhaus Canada Inc.                                             Canada                         16.66%
Smurfit/CIMIC Holdings Limited                                      Cayman Islands                  42.5%
Smurfit - MBI                                                       Canada                            50%
Specialty Container                                                 Canada                            40%
Stone-Billerud, SA                                                  Switzerland                       50%
Stone Container (Hong Kong) Limited                                 Hong Kong                         50%
Stone Container Japan Company, Ltd.                                 Japan                             50%
Stone MGC S.A                                                       France                            50%
Stone Venepal (Celgar) Pulp, Inc.                                   Canada                            65%
The Hinton Case Company Limited                                     United Kingdom                    50%
Tradepak Internacional S.A. de C.V                                  Mexico                          30.8%
Tradepak International, Inc.                                        Delaware                        35.9%
Trans-Seal Corporation                                              Japan                             50%
Valores Universales S.A. de C.V.                                    Mexico                            49%
Venepal S.A.C.A.                                                    Venezuela                         32%
Venepal-Stone Forestal S.A                                          Venezuela                       59.1%
Vertriebsgesellschaft Rohstoffhandel Kiel  GmbH                     Germany                           50%
Wakecon Associates                                                  Massachusetts                     50%
WCO Enterprises                                                     Florida                           50%
Weedon Holdings Ltd.                                                United Kingdom                    40%
Zhejiang CIMIC Nanyang Paper Products Co., Ltd.                     China                          19.55%